SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



    Date of Report                                      January 15, 2004
    (Date of earliest event reported)


                        Lakeland Financial Corporation
            (Exact name of Registrant as specified in its charter)


                                    Indiana
                (State or other jurisdiction of incorporation)


         0-11487                                 35-1559596
    (Commission File Number)         (I.R.S. Employer Identification Number)



    202 East Center Street, P.O. Box 1387, Warsaw, Indiana        46581-1387
              (Address of principal executive offices)            (Zip Code)



                                (574) 267-6144
             (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release dated January 15, 2004

Item 12.  Results of Operations and Financial Condition

     On January 15, 2004, Lakeland Financial Corporation issued a press release announcing its earnings for the year ended December 31, 2003. The news release is attached as Exhibit 99.1.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        LAKELAND FINANCIAL CORPORATION


Dated:  January 15, 2004                     By:    /s/David M. Findlay
                                                     David M. Findlay
                                                     Chief Financial Officer